Exhibit 10.15

FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT, dated as of November 22, 2017 (this “Amendment”), is an amendment to the Financing Agreement, dated as of February 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among ARCHITECTURAL GRANITE & MARBLE, LLC, a Delaware limited liability company (“AGM”), PENTAL GRANITE AND MARBLE, LLC, a Washington limited liability company (“Pental” and together with AGM and each Subsidiary of Parent (as defined therein) that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”) and CERBERUS BUSINESS FINANCE, LLC (“Cerberus”), as agent for the Lenders (in such capacity, the “Agent”) . Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Financing Agreement.

RECITALS

WHEREAS, the Obligors have requested that the Agent and Lenders make certain amendments with respect to the Financing Agreement;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.    Amendments to Financing Agreement. In reliance upon the representations and warranties of the Obligors set forth in Section 3 below and subject to the conditions to effectiveness set forth in Section 4 below, the Financing Agreement is hereby amended as follows:

1.1. The definition of “Change of Control” in Section 1.1 of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

“Change of Control: (a) Ultimate Parent ceases to own and control, beneficially and of record, directly or indirectly, all Equity Interests in Parent; (b) Parent ceases to own and control, beneficially and of record, directly or indirectly, all Equity Interests in AGM; (c) AGM ceases to own and control, beneficially and of record, directly or indirectly, all Equity Interests in Pental (other than a merger of Pental with and into AGM in accordance with Section 9.2.9), (d) AGM ceases to own and control, beneficially and of record, directly or indirectly, all Equity Interests in SPV; (e) any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (as amended), or any successor provision) including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934 (as amended), or any successor provision), other than any of the Sponsors, acquires directly or indirectly, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), more than 35% of the total voting power of the voting Equity Interests of Ultimate Parent or any direct or indirect parent of Ultimate Parent; or (f) the sale or transfer of all or substantially all assets an Obligor.

1.2    The definition of “Sponsors” in Section 1.1 of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

“Sponsors: means, collectively, Trive Capital Fund I LP, Trive Capital Fund I (Offshore) LP, and Trive Affiliated Coinvestors I LP.”

1.3    The following new definitions are hereby added to Section 1.1 of the Financing Agreement in their proper alphabetical order:

“First Amendment: means that certain First Amendment to Financing Agreement, dated as of November 22, 2017, by and among the parties to this Agreement.”

“First Amendment Effective Date: the meaning set forth in the First Amendment.”

“Select Interior Proceeds: means the proceeds of the sale of Equity Interests of Ultimate Parent pursuant to that certain Purchase/Placement Agreement, to be dated on or about November 15, 2017, by and among Ultimate Parent and B. Riley FBR, Inc.”

“Select Interior Transactions: means (a) the amendment and restatement of the operating agreement of Parent in the form attached to the officer’s certificate of Parent delivered to Agent pursuant to the First Amendment, (b) all holders of the Parent’s Equity Interests will transfer such Equity Interests to Ultimate Parent resulting in Parent being a wholly- owned Subsidiary of Ultimate Parent, (c) the Sponsors ceasing to own and control at least 51% of the voting and economic Equity Interests of Parent, (d) the prepayment of not less than $30,000,000.00 of the Term Loans to the extent funded solely with the Select Interior Proceeds plus the payment of not less than $300,000.00 representing the prepayment premium owed pursuant to Section 5.2.4 of the Financing Agreement as a result of such prepayment and (e) the amendment of the Revolving Loan Agreement pursuant to an amendment in the form attached to the officer’s certificate of Parent delivered to Agent pursuant to the First Amendment.”

“Select Interior Transaction Documents: means the agreements and documents pursuant to which the Select Interior Transactions are to be consummated.”

“Ultimate Parent: means Select Interior Concepts, Inc., a Delaware corporation.”

1.4    The definition of “Management Agreement” in Section 1.1 of the Financing Agreement is hereby deleted in its entirety.

1.5    Clause (a) of Section 8.1.18 of the Financing Agreement is hereby amended by deleting “and the Management Agreement” from such clause.

1.6    Section 9.2.11 of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

“9.2.11 Organic Documents. Amend, modify or otherwise change any of its Organic Documents, except (a) with respect to Subsidiaries other than SPV, in connection with a transaction permitted under Section 9.2.9., (b) pursuant to the Select Interior Transaction or (c) in connection with a name change so long as the Agent shall receive (i) three (3) Business Day’s prior written notice of such amendment and (ii) a true and complete copy of the amendment filed by the appropriate official in its jurisdiction of formation within three (3) Business Days of such filing.”

1.7    Section 9.2.22 of the Financing Agreement is hereby amended by deleting “, other than management and consulting fees paid to the Sponsors or their Affiliates pursuant to the Management Agreement as in effect on the date hereof, in an aggregate amount not exceeding $500,000 in any Fiscal Year; provided that, such fees may not be paid if an Event of Default exists or would result from the making of such payment.”

2.    Revolver Loan Agreement and Intercreditor Agreement. Agent hereby consents to the amendments to and modifications of the Revolver Loan Agreement on the First Amendment Effective Date pursuant to the amendment in the form attached to the certificate described in Section 4.1(c) below (the “Revolver Loan Amendment”).

3.    [Reserved].

4.    Conditions To Effectiveness. This Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent as of such date (the “First Amendment Effective Date”):

4.1.    Execution and Delivery. Agent shall have received each of the following:

(a)    this Amendment duly executed by the Obligors;

(b)    evidence reasonably satisfactory to Agent that the Revolver Loan Amendment has been executed and delivered by the parties thereto and is in full force and effect as of the First Amendment Effective Date;

(c)    a certificate of a duly authorized officer of each Obligor, certifying (i) that attached certified copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Amendment and other Loan Documents, as applicable, are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to the credit facility; (iii) to the title, name and signature of each Person authorized to sign this Amendment and the other Loan Documents; (iv) that the attached certified copies of the good standing certificates of each Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization are true and complete, and in full force and effect, (v) that attached thereto are true, correct and complete copies of the material Select Interior Transaction Documents, as in effect on the First Amendment Effective Date and (vi) that attached thereto is a true, correct and complete copy of the Third Amendment to the Revolver Loan Agreement, as in effect on the First Amendment Effective Date. Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing;

(d)    Agent shall have received evidence satisfactory to Lender in its Permitted Discretion, that (i) the Select Interior Transactions shall have been consummated simultaneously, or substantially concurrently with, this Amendment in accordance with the Select Interior Transaction Documents, and (ii) Ultimate Parent has received gross proceeds thereof in an amount not less than $225,000,000.00, subject to deductions for B. Riley FBR, Inc.’s discount and placement fee and offering expenses, and applied (A) not less than (x) $30,000,000.00 thereof to prepay the Term Loans and (y) not less than $300,000.00 as payment of the prepayment premium owed pursuant to Section 5.2.4 of the Financing Agreement as a result of such prepayment and (B) not less than $27,169,692.96 thereof to prepay the outstanding Revolver Loans; and

(e)    Agent shall have received such other documents and instruments as Agent may reasonably request.

4.2.    Representations and Warranties. The representations and warranties of Borrower and each other Obligor contained in Section 8 of the Financing Agreement or any other Loan Document are true and correct in all material respects (except that any such representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any such representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall be true and correct in all respects) as of such earlier date.

4.3.    No Defaults. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

5.    Ratification and Further Assurances.

5.1.    Each Obligor confirms that all of its Obligations under the Financing Agreement and the Loan Documents (each as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Obligor hereby ratifies and confirms the Liens and security interests granted under the Financing Agreement and the Loan Documents and further ratifies and agrees that such Liens and security interests secure all obligations and indebtedness now, hereafter or from time to time made by, owing to or arising in favor of the Agent pursuant to the Financing Agreement and the Loan Documents (as now, hereafter or from time to time amended).

5.2.    Each Obligor agrees that at any time and from time to time, upon the written request of Agent, such Obligor will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the provisions of this Amendment.

5.3.    Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Financing Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Financing Agreement as amended hereby.

6.    No Waiver. Except as expressly set forth in this Amendment, nothing contained in this Amendment, or any other communication between or among Agent and any Obligor, shall be construed as a waiver by the Agent of any covenant or provision of the Financing Agreement, the Loan Documents, this Amendment or any other contract or instrument between or among any Obligor and Agent, or of any similar future transaction, and the failure of Agent at any time or times hereafter to require strict performance by any Obligor of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. Nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) except as expressly provided herein, impair, prejudice or otherwise adversely affect the Agent’s right at any time to exercise any right, privilege or remedy in connection with the Financing Agreement or any Loan Documents, each as amended hereby, (ii) except as expressly provided herein, amend or alter any provision of the Financing Agreement or any Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Obligor under the Financing Agreement or any Loan Documents or any right, privilege or remedy of Agent under the Financing Agreement, any Loan Documents or any other contract or instrument. The Agent hereby reserves all rights granted under the Financing Agreement, the Loan Documents, this Amendment and any other contract or instrument between or among any Obligor and Agent, each as amended hereby.

7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH

THE CHOICE OF LAW PROVISIONS SET FORTH IN THE FINANCING AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL (OR IF APPLICABLE, THE JUDICIAL REFEREE PROVISIONS) AND NOTICE PROVISIONS OF THE FINANCING AGREEMENT.

8.    Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Financing Agreement.

9.    Costs and Expenses. Borrower hereby affirms its obligation under, and to the extent contemplated by, Section 3.4 of the Financing Agreement to reimburse Agent for all reasonable and documented out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to legal costs and expenses with respect thereto.

10.    Severability. If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

11.    Headings . Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

12.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Agent shall be deemed to be originals.

13.    Assignments. This Amendment shall be binding upon and inure to the benefit of each Obligor, the Agent and their respective successors and assigns, except that no Obligor shall have the right to assign any rights hereunder or any interest herein without the Agent’s prior written consent. Except as provided in the preceding sentence (with each being an intended third-party beneficiary of the applicable provisions), no Person shall be entitled to any third-party beneficiary status or other rights under this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

ARCHITECTURAL GRANITE & MARBLE, LLC

By:	/s/ Chris Zugaro
Name:	Chris Zugaro
Title:	Manager

PENTAL GRANITE AND MARBLE, LLC, by ARCHITECTURAL GRANITE & MARBLE, LLC, as sole member

By:	/s/ Chris Zugaro
Name:	Chris Zugaro
Title:	Manager

AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Chief Executive Officer

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS AUS LEVERED II LP
By:	CAL II GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS FSBA LEVERED LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS ICQ LEVERED LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS ICQ OFFSHORE LEVERED LP
By:	Cerberus ICQ Offshore GP LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By:	Cerberus ICQ Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By:	Cerberus PSERS GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XVIII L.P.
By:	Cerberus LFGP XVIII, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XIX L.P.
By:	Cerberus LFGP XIX, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.
By:	Cerberus LFGP XX, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS OFFSHORE LEVERED III LP
By:	COL III GP Inc.
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS ONSHORE LEVERED III LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS REDWOOD LEVERED A LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS REDWOOD LEVERED B LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS REDWOOD LEVERED LOAN OPPORTUNITIES FUND B, L.P.
By:	Cerberus Redwood Levered Opportunities GP B, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director

CERBERUS SWC LEVERED II LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

CERBERUS LOAN FUNDING XXI L.P.
By:	Cerberus LFGP XXI, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Senior Managing Director